UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2014 (January 17, 2014)

FIBROCELL SCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31564	87-0458888
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

405 EAGLEVIEW BLVD., EXTON, PA 19341

(Address of Principal Executive Office) (Zip Code)

(484) 713-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 17, 2014, the Compensation Committee of the Board of Directors of Fibrocell Science, Inc. (the “Company”) granted to Gregory Weaver, its Chief Financial Officer and John Maslowski, Vice President of Scientific Affairs, each a ten-year option to purchase 40,000 shares and 20,000 shares, respectively, of the Company’s common stock pursuant to the Company’s 2009 Equity Incentive Plan, as amended. The options vest in four equal installments on January 17, 2015, 2016, 2017 and 2018 and the exercise price of the options is $4.95, the closing price of the Company’s common stock on the date of grant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Fibrocell Science, Inc.

By:	/s/ Gregory Weaver
Gregory Weaver
Chief Financial Officer

Date:    January 23, 2014